UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2010

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Technology Officer

(b) As previously reported, on May 1, 2010, Theodore R. Cahall, Executive Vice President and Chief Technology Officer of AOL Inc. (the “Company”), left the Company to pursue other opportunities. The Company has initiated a search for a new Chief Technology Officer.

Adoption of Certain Amended and Restated Benefit Plans

(e) On April 29, 2010, the stockholders of the Company approved the Amended and Restated AOL Inc. 2010 Stock Incentive Plan and the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers (together, “the Plans”) at the Company’s annual meeting of stockholders. The Amended and Restated AOL Inc. 2010 Stock Incentive Plan became effective upon such stockholder approval and the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers became effective as of February 25, 2010. A description of the Plans is set forth in the Company’s proxy statement, dated March 16, 2010, for its 2010 annual meeting of stockholders (the “Proxy Statement”), in the sections entitled “Item 3. Approval of the Amended and Restated AOL Inc. 2010 Stock Incentive Plan” and “Item 4. Approval of the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers,” which are incorporated herein by reference. These descriptions are qualified in their entirety by reference to a copy of the Plans attached to the Proxy Statement as Annexes A and B, respectively.

ITEM 5.07. – Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on April 29, 2010. The stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the annual meeting and the results of the votes were as follows:

Item 1. Election of 10 directors to hold office until the 2011 Annual Meeting of Stockholders.

Each of the 10 nominees for director was elected, and the voting results are set forth below:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Tim Armstrong	75,362,561	3,346,177	52,523	12,954,745

Richard Dalzell	62,126,788	16,550,310	84,163	12,954,745

Karen Dykstra	77,822,653	886,776	51,832	12,954,745

William Hambrecht	77,825,658	878,559	57,044	12,954,745

Susan Lyne	62,126,486	16,550,787	83,988	12,954,745

Patricia Mitchell	76,637,718	2,071,441	52,102	12,954,745

Michael Powell	71,390,390	7,308,745	62,126	12,954,745

Fredric Reynolds	77,890,028	808,198	63,035	12,954,745

James Stengel	62,117,470	16,545,624	98,167	12,954,745

James Wiatt	76,656,819	2,052,494	51,948	12,954,745

Item 2. Ratification of appointment of Ernst & Young LLP as the Company’s independent auditors for 2010

The ratification of Ernst & Young LLP was approved, and the voting results are set forth below:

FOR	AGAINST	ABSTAIN
91,393,427	243,231	79,348

Item 3. Approval of the Amended and Restated AOL Inc. 2010 Stock Incentive Plan

The Amended and Restated AOL Inc. 2010 Stock Incentive Plan was approved, and the voting results are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,744,563	7,589,871	426,827	12,954,745

Item 4. Approval of the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers

The Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers was approved, and the voting results are set forth below:

FOR	AGAINST	ABSTAIN
89,349,557	2,229,676	136,773

ITEM 9.01. – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Title

99.1	Item 3. Approval of the Amended and Restated AOL Inc. 2010 Stock Incentive Plan appearing on pages 23-30 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2010 is incorporated by reference herein.

99.2	Item 4. Approval of the Amended and Restated AOL Inc. Annual Incentive Plan for Executive Officers appearing on pages 32-34 of the Company’s Definitive Proxy Statement filed with the Securities Exchange Commission on March 16, 2010 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Ira H. Parker
	Name:	Ira H. Parker
	Title:	Executive Vice President and General Counsel

Date: May 4, 2010

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